ASSIGNMENT, WAIVER AND THIRD AMENDMENT TO CREDIT AGREEMENT

AMONG

TANDEM ENERGY CORPORATION

PER ACQUISITION CORP.

AND

GUARANTY BANK, FSB

Effective as of October 26, 2007

__________________________________

LETTER OF CREDIT FACILITY OF UP TO $2,825,000
___________________________________

EXHIBIT I - FORM OF PROMISSORY NOTE

i

ASSIGNMENT, WAIVER AND THIRD AMENDMENT TO CREDIT AGREEMENT

This ASSIGNMENT, WAIVER AND THIRD AMENDMENT TO CREDIT AGREEMENT (this “Third Amendment”) is made and entered into effective as of October 26, 2007, among TANDEM ENERGY CORPORATION, a Colorado corporation (“Tandem”), PER ACQUISITION CORP., a Delaware corporation (“PER”) and GUARANTY BANK, FSB, a federal savings bank (the “Lender”).

WITNESSETH

WHEREAS, the Lender and Tandem did execute and exchange counterparts of that certain Credit Agreement dated June 8, 2005, as amended by First Amendment to Credit Agreement dated effective October 21, 2005, and as further amended by Waiver and Second Amendment to Credit Agreement dated February 15, 2006 (as so amended, the “Agreement”), to which reference is here made for all purposes;

WHEREAS, TEC has assigned all of the Mortgaged Property to PER, subject to the liens and security interests of the Security Instruments, and PER has assumed certain liabilities of Tandem, including, without limitation, the Obligations and all obligations of Tandem under the ISDA Master Agreement between Tandem and BP Corporation North America Inc., (“BP”) which is the subject of the Intercreditor Agreement dated August 28, 2006 by and among the Lender, BP and Tandem (the “Intercreditor Agreement”);

WHEREAS, Tandem is desirous of assigning to PER all rights of Tandem under the Agreement and the other Loan Documents and PER is desirous of confirming its assumption of all obligations of Tandem under the Agreement and the other Loan Documents;

WHEREAS, PER and the Lender are desirous of amending the Agreement in the particulars hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties to the Agreement, as set forth therein, and the mutual covenants and agreements of the parties hereto, as set forth in this Third Amendment, the parties hereto agree as follows:

ARTICLE I.
DEFINITIONS

1.01    Terms Defined Above. As used herein, each of the terms “Agreement,” “BP,” “Intercreditor Agreement,” “Lender,” “PER,” “Tandem,” and “Third Amendment” shall have the meaning assigned to such term hereinabove.

1.02    Terms Defined in Agreement. As used herein, each term defined in the Agreement shall have the meaning assigned thereto in the Agreement, unless expressly provided herein to the contrary.

1.03    References. References in this Third Amendment to Article or Section numbers shall be to Articles and Sections of this Third Amendment, unless expressly stated herein to the contrary. References in this Third Amendment to “hereby,” “herein,” hereinafter,” hereinabove,” “hereinbelow,” “hereof,” and “hereunder” shall be to this Third Amendment in its entirety and not only to the particular Article or Section in which such reference appears.

1.04    Articles and Sections. This Third Amendment, for convenience only, has been divided into Articles and Sections and it is understood that the rights, powers, privileges, duties, and other legal relations of the parties hereto shall be determined from this Third Amendment as an entirety and without regard to such division into Articles and Sections and without regard to headings prefixed to such Articles and Sections.

1.05    Number and Gender. Whenever the context requires, reference herein made to the single number shall be understood to include the plural and likewise the plural shall be understood to include the singular. Words denoting sex shall be construed to include the masculine, feminine, and neuter, when such construction is appropriate, and specific enumeration shall not exclude the general, but shall be construed as cumulative. Definitions of terms defined in the singular and plural shall be equally applicable to the plural or singular, as the case may be.

ARTICLE II.
ASSIGNMENT

2.01    Assignment. Tandem hereby transfers and assigns to PER all rights and benefits of Tandem under the Agreement and the other Loan Documents.

2.02    Assumption. PER hereby assumes all obligations and duties of Tandem under the Agreement and the other Loan Documents, including, without limitation, the obligations and duties of Tandem in respect of the Letters of Credit outstanding as of the effective date of this Third Amendment.

2.03    Consent. The Lender hereby consents to the transfer and assignment pursuant to Section 2.1 and the assumption pursuant to Section 2.2.

ARTICLE III.
WAIVER

3.01    Waiver. The Lender hereby waives any Default or Event of Default arising under the Agreement or any other Loan Document solely as a result of violations of Section 6.4 through October 26, 2007.

3.02    Limitation on Waivers. The scope of the waiver set forth in Section 2.01 is expressly limited to its terms and does not extend to any other or future breaches, Defaults, violations or Events of Default under the Agreement or any other Loan Document.

ARTICLE IV.
AMENDMENTS

The PER the Lender hereby amend the Agreement in the following particulars:

4.01    References to Borrower. All references to “the Borrower” in the Agreement shall mean PER.

4.02    Amendment of Section 2.8(a). Section 2.8(a) of the Agreement is hereby amended to read as follows:

“2.8    Borrowing Base Determinations. (a) The Borrowing Base as of the effective date of this Third Amendment is acknowledged by the Borrower and the Lender to be $5,000,000 or the amount of the outstanding Letters of Credit as of the effective date of this Third Amendment as reduced as any of such Letters of Credit expires or is cancelled, whichever is less.”

4.03    Amendment of Exhibit I. Exhibit I, i.e. the “Form of Promissory Note” shall be amended to be as set forth on Exhibit I-A attached to this Third Amendment.

ARTICLE V.
CONDITIONS

The obligation of the Lender to amend the Agreement as provided herein is subject to the fulfillment of the following conditions precedent:

5.01    Receipt of Documents. The Lender shall have received, reviewed, and approved the following documents and other items, appropriately executed when necessary and in form and substance satisfactory to the Lender:

(a)	multiple counterparts of this Third Amendment as requested by the Lender;

(b)	the Note;

(c)	payment of the legal fees of Jackson Walker L.L.P. in the amount of $44,213.41;

(d)	payment to the Lender the amount of $20,588,702.80 for principal, interest through October 26, 2006, and LIBO breakage fees; and

(e)	such other agreements, documents, items, instruments, opinions, certificates, waivers, consents, and evidence as the Lender may reasonably request.

5.02    Accuracy of Representations and Warranties. The representations and warranties contained in Article IV of the Agreement and this Third Amendment shall be true and correct.

5.03    Matters Satisfactory to Lender. All matters incident to the consummation of the transactions contemplated hereby shall be satisfactory to the Lender.

ARTICLE VI.
REPRESENTATIONS AND WARRANTIES

The Borrower hereby expressly re-makes, in favor of the Lender, all of the representations and warranties set forth in Article IV of the Agreement, and represents and warrants that all such representations and warranties remain true and unbreached.

ARTICLE VII.
RATIFICATION

PER and the Lender do hereby adopt, ratify and confirm the Agreement and the other Loan Documents, in all things in accordance with the terms and provisions thereof, as amended by this Third Amendment also hereby adopts, ratifies, and confirms the Intercreditor Agreement among in accordance with the terms and provisions thereof.

ARTICLE VIII.
MISCELLANEOUS

8.01    Scope of Amendment. The scope of this Third Amendment is expressly limited to the matters addressed herein and this Third Amendment shall not operate as a waiver of any past, present, or future breach, Default, or Event of Default under the Agreement. except to the extent, if any, that any such breach, Default, or Event of Default is remedied by the effect of this Third Amendment.

8.02    Agreement as Amended. All references to the Agreement in any document heretofore or hereafter executed in connection with the transactions contemplated in the Agreement shall be deemed to refer to the Agreement as amended by this Third Amendment.

8.03    Parties in Interest. All provisions of this Third Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

8.04    Rights of Third Parties. All provisions herein are imposed solely and exclusively for the benefit of the parties hereto, and no other Person shall have standing to require satisfaction of such provisions in accordance with their terms and any or all of such provisions may be freely waived in whole or in part by the Lender at any time if in its sole discretion it deems it advisable to do so.

8.05    ENTIRE AGREEMENT. THIS THIRD AMENDMENT CONSTITUTES THE ENTIRE AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT HEREOF AND SUPERSEDES ANY PRIOR AGREEMENT, WHETHER WRITTEN OR ORAL, AMONG SUCH PARTIES REGARDING THE SUBJECT HEREOF. FURTHERMORE IN THIS REGARD, THIS THIRD AMENDMENT, THE AGREEMENT, THE NOTE, THE SECURITY INSTRUMENTS, AND THE OTHER WRITTEN DOCUMENTS REFERRED TO IN THE AGREEMENT OR EXECUTED IN CONNECTION WITH OR AS SECURITY FOR THE NOTE REPRESENT, COLLECTIVELY, THE FINAL AGREEMENT AMONG THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

8.06    GOVERNING LAW. THIS THIRD AMENDMENT, THE AGREEMENT AND THE NOTE SHALL BE DEEMED TO BE CONTRACTS MADE UNDER AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS. THE PARTIES ACKNOWLEDGE AND AGREE THAT THIS AGREEMENT AND THE NOTE AND THE TRANSACTIONS CONTEMPLATED HEREBY BEAR A NORMAL, REASONABLE, AND SUBSTANTIAL RELATIONSHIP TO THE STATE OF TEXAS.

8.07    JURISDICTION AND VENUE. ALL ACTIONS OR PROCEEDINGS WITH RESPECT TO, ARISING DIRECTLY OR INDIRECTLY IN CONNECTION WITH, OUT OF, RELATED TO, OR FROM THIS THIRD AMENDMENT, THE AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE LITIGATED IN COURTS HAVING SITUS IN HARRIS COUNTY, TEXAS. EACH OF THE PARTIES HERETO HEREBY SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED IN HARRIS COUNTY, TEXAS, AND HEREBY WAIVES ANY RIGHTS IT MAY HAVE TO TRANSFER OR CHANGE THE JURISDICTION OR VENUE OF ANY LITIGATION BROUGHT AGAINST IT BY ANY OTHER PARTY HERETO IN ACCORDANCE WITH THIS SECTION.

IN WITNESS WHEREOF, this Assignment, Waiver and Third Amendment to Credit Agreement is executed effective the date first hereinabove written.

TANDEM ENERGY CORPORATION

By:	/s/ Michael G. Cunningham
Name: Michael G. Cunningham
Title: Senior Vice President

PER ACQUISITION CORP.

By:	/s/ Barry Kostiner
Barry Kostiner
Vice President

GUARANTY BANK, FSB

By:	/s/ Christopher S. Parada
Christopher S. Parada
Senior Vice President,

EXHIBIT I

FORM OF NOTE

PROMISSORY NOTE

$5,000,000	Houston, Texas	October 26, 2007

FOR VALUE RECEIVED and WITHOUT GRACE, the undersigned (“Maker”) promises to pay to the order of GUARANTY BANK, FSB (“Payee”), at its banking quarters in Houston, Harris County, Texas, the sum of FIVE MILLION DOLLARS ($5,000,000), or so much thereof as may be advanced against this Note pursuant to the Credit Agreement dated June 8, 2005, as amended, originally by and between Tandem Energy Corporation and Payee (as amended, restated or supplemented from time to time, the “Credit Agreement”), together with interest at the rates and calculated as provided in the Credit Agreement.

Reference is hereby made to the Credit Agreement for matters governed thereby, including, without limitation, certain events which will entitle the holder hereof to accelerate the maturity of all amounts due hereunder. Capitalized terms used but not defined in this Note shall have the meanings assigned to such terms in the Credit Agreement.

This Note is issued pursuant to, is the “Note” under, and is payable as provided in the Credit Agreement. Subject to compliance with applicable provisions of the Credit Agreement, Maker may at any time pay the full amount or any part of this Note without the payment of any premium or fee, but such payment shall not, until this Note is fully paid and satisfied, excuse the payment as it becomes due of any payment on this Note provided for in the Credit Agreement.

Without being limited thereto or thereby, this Note is secured by the Security Instruments.

THIS NOTE SHALL BE GOVERNED AND CONTROLLED BY THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW.

PER ACQUISITION CORP.

By:
Barry Kostiner
President

I-i